                                                                    EXHIBIT 10.2

                                                           Draft of June 1, 1997





                          INTEREST EXCHANGE AGREEMENT



                          Dated as of June [  ], 1997


                                 by and between

                       IRIDIUM WORLD COMMUNICATIONS LTD.

                                      and

                                  IRIDIUM LLC

                               TABLE OF CONTENTS

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                                                              ARTICLE I

DEFINITIONS AND OTHER PROVISIONS
  OF GENERAL APPLICABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

  Section 1.01   Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.02   Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5


                                                              ARTICLE II

EXCHANGE RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

  Section 2.01   General Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  Section 2.02   Notice Required for Exercise
                            of Exchange Right . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  Section 2.03   Iridium Board Authorization
                            Required for Exchange . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
  Section 2.04   Exchange; Allocation of Iridium
                            Board Authorization . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
  Section 2.05   Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
  Section 2.06   Distributions with Respect to
                            Class 1 Membership Interests  . . . . . . . . . . . . . . . . . . . . . . .   9
  Section 2.07   Restricted Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
  Section 2.08   Sale by Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  Section 2.09   Company Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  Section 2.10   Special Deferral Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

                                                             ARTICLE III

EXCHANGE DATE AND EXCHANGE RATE ADJUSTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

  Section 3.01   Exchange Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  Section 3.02   Exchange Rate Adjustments - Company
                            Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
  Section 3.03   Exchange Rate Adjustments - Iridium
                            Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  Section 3.04   Exchange Rate Adjustments - General  . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                                              ARTICLE IV

REGISTRATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                                                              ARTICLE V
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                           TABLE OF CONTENTS (CONT'D)

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PROCEDURE FOR REGISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

  Section 5.01   Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  Section 5.02   Registration of Additional Shares  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 5.03   Deferral Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 5.04   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 5.05   Listing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28


                                                              ARTICLE VI

RULE 144 INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28


                                                             ARTICLE VII

EQUAL TREATMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29


                                                             ARTICLE VIII

INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

  Section 8.01   Indemnification by Iridium . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
  Section 8.02   Indemnification by Registering Holders . . . . . . . . . . . . . . . . . . . . . . . .  29
  Section 8.03   Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 8.04   Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31


                                                              ARTICLE IX

REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

  Section 9.01   Representations and Warranties
                            of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
  Section 9.02   Representations, Warranties and
                            Agreements of the Holders and
                            the Registering Holders . . . . . . . . . . . . . . . . . . . . . . . . . .  32


                                                              ARTICLE X

EFFECTIVENESS OF AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
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                           TABLE OF CONTENTS (CONT'D)

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                                                              ARTICLE XI

ASSIGNABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33




                                                             ARTICLE XII

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

  Section 12.01  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
  Section 12.02  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
  Section 12.03  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
  Section 12.04  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
  Section 12.05  Governing Law; Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  Section 12.06  Amendments to the Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  Section 12.07  Jurisdiction and Service of Process  . . . . . . . . . . . . . . . . . . . . . . . . .  35


Annexes
-------

Annex A  Letter of Representations
Annex B  Form of Restricted Securities Certificate
Annex C  Notice of Exchange Authorization
Annex D  Registration Notice
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
                          INTEREST EXCHANGE AGREEMENT

                 This INTEREST EXCHANGE AGREEMENT, dated as of JUNE [ ], 1997, is made by and between IRIDIUM WORLD COMMUNICATIONS LTD. (the "Company"), a company incorporated under the laws of Bermuda and IRIDIUM LLC ("Iridium"), a limited liability company organized under the laws of the State of Delaware.

                 The parties hereto agree as follows:

I. Definitions and Other Provisions of General
   Applicability.

                 Section 1.01.     Definitions.    As used in this Agreement,
the following terms have the following respective meanings:

                 "Agreement" means this Interest Exchange Agreement.

                 "Business Day" means a day other than a Saturday, Sunday, national or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

                 "Class A Common Stock" means Class A Common Stock, par value $.01 per share, of the Company.

                 "Class B Common Stock" means Class B Common Stock, par value $.01 per share, of the Company.

                 "Class A Holder" means a person that is the holder of record of Class A Common Stock received by that person upon the exchange of Class 1 Membership Interests pursuant to this Agreement.

                 "Class 1 Membership Interests" means Class 1 Membership Interests of Iridium.

                 "Closing" shall have the meaning assigned thereto in Section 2.05.

                 "Closing Price" means, for each Trading Day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading, or, if the Class A Common Stock is not so listed or admitted to trading on a national securities exchange, on the NASDAQ National Market System or, if the Class A Common Stock is not quoted on the NASDAQ National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by Iridium for that purpose or, if the Class A Common Stock is not traded in the over-the-counter market, the fair market value per share of the Class A Common Stock as determined by the Iridium Board (whose determination shall be conclusive).

                 "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                 "Common Stock" means the Class A Common Stock, the Class B Common Stock and any stock of any class of the Company which has no preference in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, shares issuable on exchange of Class 1 Membership Interests, and subject to the rights of Holders granted in Article IV, shall include only shares of the class designated as Class A Common Stock of the Company on the date hereof, or shares of any class or classes resulting from any reclassification thereof and which have no preferences in respect of dividends or amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable and registerable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassification.

                 "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

                 "Company Board" means the Board of Directors of the Company.

                 "Company Certificate" shall have the meaning set forth in
Section 5.03.





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
                 "Deemed Outstanding Class A Shares" means all shares of Class A Common Stock actually outstanding and the aggregate number of shares of Class A Common Stock issuable under this Agreement in exchange for Class 1 Membership Interests at the then applicable Exchange Rate, assuming for this purpose that the Class 1 Membership Interests are then exchangeable.

                 "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

                 "Exchange Act Documents" shall have the meaning assigned thereto in Section 5.01(a)(vii).

                 "Exchange Date" shall have the meaning assigned thereto in
Article III.

                 "Exchange Notice" shall have the meaning assigned thereto in
Section 2.02.

                 "Exchange Rate" shall have the meaning assigned thereto in
Section 2.01.

                 "Exchange Window Period" means the period commencing on the date of commencement by Iridium of a Notice Distribution and ending on the thirtieth day following such date.

                 "Exchanging Holder" shall have the meaning assigned thereto in
Section 2.02.

                 "Final Required Transfer Date" shall have the meaning assigned thereto in Section 2.03.

                 "Gateway Authorization Agreement" shall have the meaning assigned thereto in Article XII of the LLC Agreement.

                 "Holder" means any person that is the record owner of Class 1 Membership Interests.

                 "Indemnified Person" means, with respect to indemnification by Iridium, the Company and each of its directors and officers, each Registering Holder, such Holder's directors and officers, and each other person (including each underwriter) who participated in the offering of Registerable Securities and each other





                                      3--
person, if any, who controls the Company or such Registering Holder or such participant within the meaning of the Securities Act, and with respect to indemnification by a Registering Holder, the Company, Iridium, each of their officers and directors and each person, if any, who controls any of them within the meaning of the Securities Act.

                 "Iridium" shall have the meaning set forth in the preamble and shall also include Iridium's successors.

                 "Iridium Board" means the Board of Directors of Iridium.

                 "Iridium Director" means any person authorized to act as director of Iridium pursuant to the LLC Agreement.

                 "LLC Agreement" means the Limited Liability Company Agreement of Iridium LLC.

                 "managing underwriter or underwriters" means the person or persons selected by Holders in an offering pursuant to Section 5.01 to manage an underwritten offering of Class A Common Stock.

                 "Notice Distribution" shall have the meaning assigned thereto in Section 2.02.

                 "Noticed Interests" shall have the meaning assigned thereto in
Section 2.03.

                 "Other Holder" shall have the meaning assigned thereto in
Section 6.01 of the LLC Agreement.

                 "person" means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

                 "Process Agent" shall have the meaning assigned thereto in
Section 12.07.

                 "Registering Holders" shall have the meaning assigned thereto in Section 5.01(a)(i).

                 "Registerable Securities" means Class A Common Stock acquired by a Class A Holder upon exchange of Class 1 Membership Interests pursuant to this Agreement which have not previously been registered for sale pursuant to this





                                      4--

Agreement; provided, that, if U.S. nationally recognized securities counsel to the Company delivers to the Company a written legal opinion to the effect that any particular securities may be disposed of by the Holder thereof in the manner proposed by such Holder without registration under the Securities Act, such securities shall not be Registerable Securities.

                 "Registration Notice" shall have the meaning assigned thereto in Article IV.

                 "Registration Request" shall have the meaning assigned thereto in Article IV.

                 "Rule 144" shall have the meaning assigned thereto in Article
VI.

                 "Sale Notice" shall have the meaning assigned thereto in
Section 6.01 of the LLC Agreement.

                 "Securities Act" means the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

                 "Shelf Registration" means a registration pursuant to a Shelf Registration statement.

                 "Shelf Registration statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 5.01 hereof which covers Class A Common Stock on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "Suspension Notice" shall have the meaning assigned thereto in
Section 5.01(c).

                 "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable exchange or in the applicable market.





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
                 "underwriter" means any underwriter of an underwritten offering of Common Stock pursuant to Section 5.01.

                 Section 1.02. Interpretation. The following provisions shall govern the interpretation of this Agreement:

                 (a) The singular form of any word used herein, including the terms defined in Section 1.01, include the plural, and vice versa, unless the context otherwise requires. The use herein of a pronoun of any gender shall include correlative words of the other gender.

                 (b) Unless otherwise expressly indicated, all references herein to "Articles", "Sections" and other subdivisions hereof are to the corresponding Articles, Sections or subdivisions of this Agreement; and the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or subdivision hereof.

                 (c) The headings or titles of the several Articles and Sections hereof, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction or effect of this Agreement.

                 (d) Each reference herein to any agreement, instrument or other document shall mean such agreement, instrument or document as from time to time amended, modified or supplemented in accordance with the terms hereof and thereof. The term "including" shall be construed to mean "including but not limited to".

II. Exchange Rights.

                 Section 2.01. General Rights. Subject to the restrictions on transfer contained in the LLC Agreement the deferral rights of Iridium and the Company under Section 2.10 and the authorization of the Iridium Board pursuant to Section 2.03, each Class 1 Membership Interest shall be exchangeable, at any time on or after the Exchange Date, at the option of the Holder thereof for one fully paid and non-assessable share of Class A Common Stock, subject to adjustment as provided in Article III. The number of shares of Class A Common Stock to be delivered by the Company pursuant to this Article II in exchange for one Class 1 Membership Interest is hereinafter referred to as the "Exchange Rate".





                                      6--

                 Section 2.02. Notice Required for Exercise of Exchange Right. In order to exercise the conditional right of exchange, a Holder shall provide written notice (an "Exchange Notice") to the Company and Iridium of its intent to (a) exercise its rights under this Article II and setting forth the number of Class 1 Membership Interests to be exchanged by such Holder, (b) exercise or not exercise its right pursuant to Articles IV and V hereof to have registered pursuant thereto the Class A Common Stock received for Class 1 Membership Interests and (c) engage or not engage in any distribution of the Class A Common Stock. A Holder's obligation to provide an Exchange Notice shall be in addition to any other notices such Holder is required to provide, under the LLC Agreement or otherwise, including any Sale Notice required under
Section 6.01 of the LLC Agreement. Promptly following receipt of such Exchange Notice, Iridium shall send to the other Holders a copy of such notice (the "Notice Distribution"). Such other Holders shall each then have the right during the Exchange Window Period to elect their conditional right of exchange by furnishing to the Company and Iridium an Exchange Notice prior to the expiration of the Exchange Window Period that contains the same information required by Section 2.02 (a)-(c) above. (Each Holder furnishing an Exchange Notice during the Exchange Window Period is referred to herein as an "Exchanging Holder".) The receipt of additional Exchange Notices during the Exchange Window Period shall not require another Notice Distribution by Iridium. No Exchange Notice may be given by any member of Iridium (and, if given by any member of Iridium shall not be effective) during the six month period following the expiration of the Exchange Window Period. No Holder may furnish any notice under this Section 2.02 or otherwise participate in any exchange hereunder unless such Holder and its affiliates are in full compliance with the LLC Agreement and any Gateway Authorization Agreement to which it or any of its affiliates is a party.

                 Section 2.03. Iridium Board Authorization Required for Exchange. (a) At the next annual or regular meeting of the Iridium Board following the date (the "Final Required Transfer Date") that is [THIRTY] days after the date of expiration of the Exchange Window Period, the Iridium Board shall determine whether to authorize the exchange of the Class 1 Interests requested to be exchanged pursuant to the Exchange Notices received during such Exchange Window Period which have not been transferred to





                                      7--

Iridium or Other Holders pursuant to the LLC Agreement (the "Noticed Interests"); provided that the Iridium Board may determine whether to authorize the exchange of the Noticed Interests at any special meeting of the Iridium Board held after the Final Required Transfer Date and prior to the next annual or regular meeting following the Final Required Transfer Date. Authorization of the exchange of the Noticed Interests pursuant to this Section 2.03(a) shall require the affirmative vote of Iridium Directors representing at least 66 2/3% of the Iridium Directors on the Iridium Board.

                 (b) In the event the Iridium Board does not authorize the exchange of the Noticed Interests pursuant to Section 2.03(a), the Iridium Board may, in its sole discretion, authorize the exchange of a number of Class 1 Interests less than the number of Noticed Interests; provided that such authorization of the exchange of a lesser number of Class 1 Interests than the number of Noticed Interests shall require the affirmative vote of Iridium Directors representing at least 66 2/3% of the Iridium Directors on the Iridium Board.

                 (c) If the Iridium Board grants its authorization, notice in substantially the form of Annex C shall be given to each Exchanging Holder and each such Exchanging Holder shall have 10 Business Days from the date of receipt thereof to countersign and return such notice. Any Exchanging Holder that fails to so countersign and return its notice shall lose its exchange rights with respect to that Exchange Window Period.

                 Section 2.04. Exchange; Allocation of Iridium Board Authorization. At the Closing described in Section 2.05, which shall take place following receipt by Iridium of a duly authorized and countersigned Notice of Exchange Authorization in substantially the form of Annex C, the Company shall issue and deliver to such Exchanging Holder shares of Class A Common Stock in an amount equal to the Exchange Rate multiplied by the appropriate number of Noticed Interests; provided, however, that if by operation of Section 2.03 the number of Noticed Interests exceeds the number Class 1 Interests authorized for exchange by the Iridium Board, the right to exchange Class 1 Membership Interests shall be pro rated among the Exchanging Holders, based on the number of Class 1 Membership Interests proposed to be exchanged in each Exchanging Holders' Exchange Notice to the Company and Iridium.





                                      8--

                 Section 2.05. Closing. The closing of the transactions contemplated by this Article II shall take place at such specific time and place as shall be mutually agreed upon by the Company, Iridium and the Exchanging Holder involved (the "Closing"). At the Closing, the Exchanging Holder shall relinquish to the Company certificates representing such Class 1 Membership Interests as are to be exchanged accompanied by such instruments of transfer as shall reasonably be required by the Company and Iridium, and the Company shall deliver to such Exchanging Holders shares of Class A Common Stock in an amount determined pursuant to Section 2.04, registered in the name of such Exchanging Holders. The Company shall present to Iridium such Class 1 Membership Interests for transfer and Iridium shall deliver replacement certificates representing the number of Class 1 Membership Interests transferred to the Company in the name of the Company or its designee and Iridium shall make corresponding notations in its books and records. In addition, each Exchanging Holder shall deliver to the Company and Iridium a letter of representation substantially in the form of Annex A attached hereto and such other certificates and documents as may reasonably be requested by the Company or Iridium (including, without limitation, evidence of receipt of all required approvals and consents and compliance with all applicable securities and tax laws).

                 No fractional interest in a share of Class A Common Stock shall be issued by the Company upon the exchange of Class 1 Membership Interests. Any fractional interest in a share of Class A Common Stock resulting from the exchange of any Class 1 Membership Interests shall be paid by Iridium in cash (computed to the nearest cent) based on the Closing Price of the Class A Common Stock on the last Trading Day prior to the date on which such Class 1 Membership Interests are surrendered for exchange in the manner set forth above.

                 The Exchanging Holder will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on exchange of Class 1 Membership Interests pursuant hereto; and the Company may withhold delivery until such charge is paid or offset against the number of shares to be delivered.

                 Section 2.06. Distributions With Respect to Class 1 Membership Interests. Any payment or distribution (for purposes of this Section 2.06, a "distribution") received by an Exchanging Holder with respect to Class 1





                                      9--

Membership Interests exchanged pursuant to this Article II by such Exchanging Holder allocable to any period after the Closing shall be forwarded immediately by the Exchanging Holder to the Company. Iridium is hereby instructed to and agrees to pay or cause to be paid such portions of any distribution owed to the Company directly to the Company on behalf of such Exchanging Holder and thereafter shall be discharged of any obligation to such Exchanging Holder with respect to such portion of such distribution.

                 Section 2.07. Restricted Securities. Any Class A Common Stock issued by the Company to any Holder prior to the effectiveness of a registration statement filed with the Commission pursuant to Article IV below shall be "restricted securities" and any Holder receiving such "restricted securities" by execution and delivery of an Exchange Notice shall be deemed to have agreed that at the time of issuance of such securities such Holder shall execute and deliver a certificate in the form of Annex B attached hereto. The certificates evidencing such "restricted securities" shall bear a restrictive legend to the effect that the shares of Class A Common Stock represented thereby have not been registered under the Securities Act, and may not be sold except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from the registration requirements thereof.

                 Section 2.08. Sale by Holder. Each Holder, by execution and delivery of an Exchange Notice, shall be deemed to have agreed that it will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate, encumber or otherwise dispose of, to any person, in one or a series of transactions, any Class A Common Stock received pursuant to this Agreement, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.

                 Section 2.09.  Company Covenants. The Company covenants that
(a) all shares of Class A Common Stock which may be issued upon exchange of Class 1 Membership Interests will, upon issue, be duly and validly issued, fully paid and non-assessable (no further sums will be required to be paid by the holders of the shares in connection with the issue of





                                      10--
such shares), free of all liens and charges and not subject to any preemptive rights and (b) it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Class A Common Stock, for the purpose of effecting exchange of Class 1 Membership Interests, the full number of shares of Class A Common Stock deliverable upon the exchange of all outstanding Class 1 Membership Interests not theretofore converted.

                 Section 2.10. Special Deferral Rights. At any time prior to the Closing either Iridium or the Company shall have the right to defer an exchange hereunder for a period of up to 120 days if Iridium or the Company, as the case may be, determines that such a deferral is in the best interests of Iridium or the Company, as the case may be, in light of possible or pending financing transactions. Such a deferral shall be effected by the furnishing by Iridium or the Company to the Exchanging Holders of a written notice of an executive officer of Iridium or the Company, as the case may be, stating that
(a) the exchange is being deferred, (b) the number of days, up to 120, of such deferral and (c) that such deferral is being implemented pursuant to this
Section 2.10. This right may not be utilized by either Iridium or the Company more than once in any twelve month period.

III.     Exchange Date and Exchange Rate Adjustments.

                 Section 3.01. Exchange Date. The rights of Holders pursuant to Article II shall not be exercisable by any Holder until the 90th day (the "Exchange Date") after the first fiscal quarter in which Iridium has achieved positive earnings before interest, taxes, depreciation and amortization, as determined in accordance with U.S. generally accepted accounting principles.

                 Section 3.02. Exchange Rate Adjustments -- Company Actions. The Exchange Rate shall be adjusted from time to time as follows:

                 (a) In case the Company shall pay or make a dividend or other distribution on any class of capital stock





                                      11--
of the Company in Class A Common Stock or any other class of Common Stock, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Exchange Rate by a fraction the numerator of which shall be the sum of the number of shares of Class A Common Stock (Common Stock in the case of a dividend in another class of Common Stock) outstanding at the close of business on the date fixed for such determination and the total number of shares constituting such dividend or other distribution and the denominator of which shall be such number of shares of Class A Common Stock (Common Stock in the case of a dividend in another class of Common Stock) outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (a), the number of shares of Class A Common Stock or Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

                 (b) In case the Company shall issue rights or warrants to all holders of any class of Capital Stock of the Company entitling them to subscribe for, purchase or acquire shares of Class A Common Stock or any other class of Common Stock at a price per share less than the current market price per share (determined as provided in subsection (f) below) of the Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Exchange Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Exchange Rate by a fraction the numerator of which shall be the number of shares of





                                      12--

Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) so offered for subscription, purchase or acquisition, and the denominator of which shall be the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) outstanding at the close of business on the date fixed for such determination plus the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) which the aggregate of the offering price of the total number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) so offered for subscription, purchase or acquisition would purchase at such current market price, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (b), the number of shares of Class A Common Stock (or Common Stock in the case of rights or warrants to acquire another class of Common Stock) at any time outstanding shall not include shares held in the treasury of the Company. The Company agrees not to pay any dividend or make any distribution on shares of Common Stock held in its treasury.

                 (c) In case the outstanding shares of Class A Common Stock shall be subdivided into a greater number of shares of Class A Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case the outstanding shares of Class A Common Stock shall each be combined into a smaller number of shares of Class A Common Stock, the Exchange Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                 (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Class A Common Stock or any other class of Common Stock evidences of its indebtedness or assets (including securities but excluding (i) any rights or warrants referred to in subsection (b) above, (ii) any dividend or distribution referred to in subsection (a) above, and (iii) any dividend or distribution paid in cash out of current or accumulated earnings), then in each case, the





                                      13--

Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of holders of Class A Common Stock or other class of Common Stock entitled to receive such distribution shall be adjusted by multiplying such Exchange Rate by a fraction of which the denominator shall be the current market price per share (determined as provided in subsection (f) below) of the Class A Common Stock (or Common Stock in the case of a dividend or distribution on Common Stock) on such date of determination (or, if earlier, on the date on which the Class A Common Stock (or Common Stock in the case of a dividend or distribution on Common Stock) goes "ex-dividend" in respect of such distribution) less the then fair market value as determined by the Company Board (whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed (and for which an adjustment to the Exchange Rate has not previously been made pursuant to the terms of this
Section 3.02) applicable to one share of Class A Common Stock (or Common Stock in the case of a dividend or distribution on Common Stock), and the numerator shall be such current market price per share of the Class A Common Stock (or Common Stock in the case of a dividend or distribution on Common Stock), such adjustment to become effective immediately after the opening of business on the day following such date of determination.

                 (e) The reclassification or change of Class A Common Stock or any other class of Common Stock into securities including securities other than Class A Common Stock (or Common Stock in the case of a reclassification or change of Common Stock) (other than any reclassification upon a consolidation or merger to which subsection (i) below applies) shall be deemed to involve (i) a distribution of such securities other than Class A Common Stock (or Common Stock in the case of a reclassification or change of Common Stock) to all holders of Class A Common Stock (or Common Stock in the case of a reclassification or change of Common Stock) (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of holders of Class A Common Stock (or Common Stock) entitled to receive such distribution" within the meaning of subsection (d) above), and, in the case of Class A Common Stock, (ii) a subdivision or combination, as the case may be, of the number of shares of Class A Common





                                      14--

Stock outstanding immediately prior to such reclassification into the number of shares of Class A Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of subsection (c) above).

                 (f)      For the purpose of any computation under subsection
(b) or (d) above, the current market price per share of Class A Common Stock or Common Stock on any day shall be deemed to be the average of the Closing Prices of the Class A Common Stock (or Common Stock in the case of Common Stock) for the 20 consecutive Trading Days selected by the Company Board commencing no more than 30 Trading Days before and ending no later than the second Trading Day before the day in question; provided, that, in the case of subsection (d), if the period between the date of the public announcement of the dividend or distribution and the date for the determination of holders of Class A Common Stock or other class of Common Stock entitled to receive such dividend or distribution (or, if earlier, the date on which the Class A Common Stock or other class of Common Stock goes "ex-dividend" in respect of such dividend or distribution) shall be less than 20 Trading Days, the period shall be such lesser number of Trading Days but, in any event, not less than five Trading Days.

                 (g)      No adjustment in the Exchange Rate in respect of this
Section 3.02 shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this clause (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided, further, that adjustments shall be required and made in accordance with the provisions of this Section 3.02 (other than this clause
(g)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of shares of Class A Common Stock or other class of Common Stock. Anything in this clause (g) to the contrary notwithstanding, the Company shall be entitled, at its option, to make such increases in the Exchange Rate, in addition to those required by this Section 3.02, as it in its discretion shall determine to be advisable in





                                      15--
order that any stock dividend, subdivision or combination of shares, distribution of capital stock or rights or warrants to purchase stock or securities, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from current or accumulated earnings) or other event shall be a tax free distribution to holders for United States federal income tax purposes. All calculations under this clause (g) shall be made to the nearest cent.

                 (h) Whenever the Exchange Rate is adjusted as provided in this Section 3.02, the Company shall provide written notice of such adjustment to Iridium, which notice shall include the Exchange Rate after such adjustment and shall set forth a brief statement of the facts requiring such adjustment and the manner of computing the same.

                 (i) In case of any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Class A Common Stock) or any sale or transfer of all or substantially all of the assets of the Company, Iridium shall have the right thereafter to exchange Class 1 Membership only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Class A Common Stock or Common Stock into which such Class 1 Interests might have been exchanged immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Class A Common Stock or Common Stock is not the entity with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "constituent person"), or an affiliate of a constituent person and failed to exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Class A Common Stock or Common Stock held immediately prior to such consolidation, merger, sale or transfer by others than a constituent entity or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this subsection (i)





                                      16--
the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of Iridium, so that the provisions set forth herein shall thereafter be applicable, as nearly as may reasonably be practicable, to any shares of stock or other securities or property thereafter deliverable on the exchange of the Class 1 Interests. Any adjustment under this subsection (i) shall be evidenced by written notice of such adjustment in the manner set forth in subsection (h). The above provisions shall similarly apply to successive consolidations, mergers, sales or transfers.

                 In case (x) the Company shall take any action that would result in an adjustment to the Exchange Rate; or (y) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or (z) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; then the Company shall provide to Iridium, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such actions, or, if the record is not to be taken, the date as of which the holders of Common Stock or Class A Common Stock, as the case may be, of record are to be determined, or
(ii) the date on which such consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Class A Common Stock or Common Stock of record shall be entitled to exchange their shares of Class A Common Stock or Common Stock for securities, cash or other property deliverable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (x) through (z) above.

                 Section 3.03. Exchange Rate Adjustments -- Iridium Actions. The Exchange Rate shall be adjusted from time to time as follows:





                                      17--

                 (a) In case Iridium shall pay or make a dividend or other distribution on any class of Iridium Interests in Class 1 Interests, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of Iridium members entitled to receive such dividend or other distribution shall be decreased by multiplying such Exchange Rate by a fraction the denominator of which shall be the sum of the number of Class 1 Interests outstanding at the close of business on the date fixed for such determination and the total number of Class 1 Interests constituting such dividend or other distribution and the numerator of which shall be such number of Class 1 Interests outstanding at the close of business on the date fixed for such determination, such decrease to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (a), the number of Class 1 Interests at any time outstanding shall not include interests held in the treasury of Iridium.

                 (b) In case Iridium shall issue rights or warrants to all holders of any class of Iridium Interests entitling them to subscribe for, purchase or acquire Class 1 Interests at a price per Class 1 Interest less than the current market price per share (determined as provided in subsection (f) below) of Class A Common Stock multiplied by the Exchange Rate on the date fixed for the determination of Iridium Interest holders entitled to receive such rights or warrants, the Exchange Rate in effect at the opening of business on the day following the date fixed for such determination shall be decreased by multiplying such Exchange Rate by a fraction the denominator of which shall be the number of Class 1 Interests outstanding at the close of business on the date fixed for such determination plus the number of Class 1 Interests so offered for subscription, purchase or acquisition, and the numerator of which shall be the number of Class 1 Interests outstanding at the close of business on the date fixed for such determination plus the number of Class 1 Interests which the aggregate of the offering price of the total number of Class 1 Interests so offered for subscription, purchase or acquisition would purchase at a price per Class 1 Interest equal to the market





                                      18--
price per Share of Class A Common Stock multiplied by the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of Iridium Interest holders entitled to receive such rights or warrants, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subsection (b), the number of Class 1 Interests at any time outstanding shall not include shares held in the treasury of Iridium. Iridium agrees not to pay any dividend or make any distribution on Iridium Interests held in its treasury.

                 (c) In case the outstanding Class 1 Interests shall be subdivided into a greater number of Class 1 Interests, the Exchange Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately decreased, and, conversely, in case the outstanding Class 1 Interests shall each be combined into a smaller number of Class 1 Interests, the Exchange Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                 (d) In case Iridium shall, by dividend or otherwise, distribute to all holders of its Class 1 Interests evidence of its indebtedness or assets (including securities but excluding (i) any rights or warrants referred to in subsection (b) above, (ii) any dividend or distribution referred to in subsection (a) above, and (iii) any dividend or distribution paid in cash out of current or accumulated earnings), then in each case, the Exchange Rate in effect at the opening of business on the day following the date fixed for the determination of holders of Class 1 Interests entitled to receive such distribution shall be adjusted by multiplying such Exchange Rate by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (f) below) of the Class A Common Stock on such date of determination





                                      19--
multiplied by the Exchange Rate (or, if earlier, on the date on which the Class 1 Interests go "ex-dividend" in respect of such distribution) less the then fair market value as determined by the Iridium Board (whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed (and for which an adjustment to the Exchange Rate has not previously been made pursuant to the terms of this Section 3.03) applicable to one Class 1 Interest, and the denominator shall be such current market price per share of the Class A Common Stock multiplied by the Exchange Rate, such adjustment to become effective immediately after the opening of business on the day following such date of determination.

                 (e) The reclassification or change of Class 1 Interests into interests or securities including Iridium Interests other than Class 1 Interests shall be deemed to involve (i) a distribution of such interests or securities other than Class 1 Interests to all holders of Class 1 Interests (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of holders of Class 1 Interests entitled to receive such distribution" within the meaning of subsection (d) above), and
(ii) a subdivision or combination, as the case may be, of the number of shares of Class 1 Interests outstanding immediately prior to such reclassification into the number of Class 1 Interests outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such subdivision becomes effective," as the case may be, and "the day upon which such subdivision or combination become effective" within the meaning of subsection (c) above).

                 (f)      For the purpose of any computation under subsection
(b) or (d) above, the current market price per share of Class A Common Stock on any day shall be deemed to be the average of the Closing Prices of the Class A Common Stock for the 20 consecutive Trading Days selected by the Company Board commencing no more than 30 Trading Days before and ending no later than the second Trading Day before the day in question (adjusted as necessary in the discretion of





                                      20--
the Iridium Board to reflect any dividends or other distributions on the Class A Common Stock).

                 (g)      No adjustment in the Exchange Rate in respect of this
Section 3.03 shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this clause (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and provided, further, that adjustments shall be required and made in accordance with the provisions of this Section 3.03 (other than this clause
(g)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of Iridium Interests. Anything in this clause (g) to the contrary notwithstanding, Iridium shall be entitled, at its option, to make such decreases in the Exchange Rate, in addition to those required by this Section 3.03, as it in its discretion shall determine to be advisable in order that any interest dividend, subdivision or combination of interests, distribution of interests or rights or warrants to purchase interests, or distribution of evidences of indebtedness or assets (other than cash dividends or distributions paid from current or accumulated earnings) or other event shall be a tax free distribution to holders for United States federal income tax purposes. All calculations under this clause (g) shall be made to the nearest cent.

                 (h) Whenever the Exchange Rate is adjusted as provided in this Section 3.03, the Iridium shall provide written notice of such adjustment to the Company, which notice shall include the Exchange Rate after such adjustment and shall set forth a brief statement of the facts requiring such adjustment and the manner of computing the same.

                 Section 3.04. Exchange Rate Adjustments -- General. Anything in this Article III to the contrary notwithstanding, it is the intent of the parties that the Exchange Rate be adjusted to reflect events affecting the capital structure of Iridium and the Company, including those events described in this Article III, as necessary or appropriate to place the parties to this Agreement in the





                                      21--
same relative position which they would have been had such events not occurred, and the parties hereby agree that Exchange Rate in effect at any time shall reflect such intent.

IV.      Registration Rights.

                 At any time from and after the Exchange Date, the Company shall, after a written request (a "Registration Request") from Holders or Class A Holders requesting registration under the Securities Act of an aggregate number of Registerable Securities representing not less than 2% of the Deemed Outstanding Class A Shares, promptly notify all Holders and Class A Holders in writing of the receipt of such request and each such Holder or Class A Holder may elect (by written notice (a "Registration Notice") to the Company within 14 days after receipt by such Holder or Class A Holder of the aforementioned notice from Iridium or the Company, as the case may be), to join in the Registration Request and to have the Registerable Securities specified in its notice included in such registration pursuant to this Article. The Registration Notice to the Company must be in substantially the form of Annex D hereto and must be executed by the Holder or Class A Holder. Thereupon the Company will (a) file as soon as reasonably practicable a registration statement providing for the sale by the Holders and Class A Holders of the Registerable Securities specified in the Registration Requests, (b) use its reasonable best efforts to have such registration statement declared effective and remain continuously effective for a period of not less than six months or, if earlier, until the date on which all Registerable Securities





                                      22--
covered by such registration have been disposed by Holders and Class A Holders either pursuant to the registration statement or otherwise. In addition, if requested by Iridium, the Company will include in such registration statement any other Registerable Securities specified by Iridium or, if another registration is not in process under this Article IV, the Company will (x) file as soon as reasonably practicable a registration statement providing for the sale by Holders or Class A Holders of the specified Registerable Securities,
(y) use its best reasonable efforts to have such registration statement declared effective and remain continuously effective for a period of not less than [SIX] months or, if earlier, until the date on which all Registerable Securities covered by such registration statement have been disposed of by Holders or Class A Holders either pursuant to the registration statement or otherwise. Such [SIX] month period shall be extended by (aa) the period that any Suspension Notice is in effect under Section 5.01(c), (bb) the period of any deferral under Section 5.03 during such period and (cc) if the registration covers Class A Common Stock to be issued upon exchange of Class 1 Membership Interests which cannot be exchanged because of a deferral of exchanges pursuant to Section 2.10, by the period of any such deferral. The Company further agrees that if permitted by the rules and regulations of the Commission, the registration contemplated by this Article IV shall be a Shelf Registration.

V.       Procedure for Registration.

                 Section 5.01. Registration Statement. (a) In connection with the obligations of the Company under Article IV, the Company shall:

                 (i) prepare and file with the Commission, a registration statement with respect to the Class A Common Stock on any form which may be utilized by the Company and which shall permit the disposition of Class A Common Stock in accordance with the intended method or methods thereof, as specified in writing to the Company by Holders and Class A Holders whose Registerable Securities are covered by such registration statement ("Registering Holders") and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

                 (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement for the period required by Article IV and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Class A Common Stock covered by such registration statement;

                 (iii) for a reasonable period prior to the filing of such registration statement, and throughout the period required by Article IV upon reasonable notice, make available for inspection by a representative of





                                      23--
         the Registering Holders, any underwriter participating in any distribution pursuant to the registration statement, and any attorney or accountant designated by the Registering Holders, at a reasonable time and in a reasonable manner, financial and other information and books and records of the Company and Iridium, and cause the officers, directors and employees of the Company and Iridium to respond to such inquiries and supply information reasonably requested by any such representative, underwriter, attorney or accountant in the course of conducting a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that such representatives, attorneys or accountants shall be acceptable to the Company and Iridium in their respective judgments reasonably exercised and shall agree to enter into written confidentiality agreements acceptable to the Company and Iridium regarding any records, information or documents that are designated by the Company or Iridium as confidential unless such records, information or documents are available to the public or disclosure of such records, information or documents is required by court or administrative order after the exhaustion of appeals therefrom and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose;

                 (iv) promptly notify the Registering Holders, and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or supplement or post-effective amendment has been declared or becomes effective,
         (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Class A Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) of the happening of any event during the period such registration statement is effective which makes any statement made in such registration statement or the related prospectus untrue in any material respect or which requires the making of any changes in such registration statement or prospectus in order to make the statements therein not misleading;

                 (v)      upon the occurrence of any event contemplated by
         Section 5.01(a)(iv)(D) hereof, use its





                                      24--
         reasonable best efforts to prepare a supplement or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Class A Common Stock, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (vi) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                 (vii) provide copies of any prospectus, any amendment to the registration statement or amendment or supplement to any prospectus or any document which is to be incorporated by reference into such registration statement or any prospectus after initial filing of such registration statement, a reasonable time prior to the filing of any such prospectus, amendment, supplement or document, to the Registering Holders and underwriters, if any, and make the representatives of the Company and Iridium available on a reasonable basis if reasonably requested by the Registering Holders; provided that the requirements of this paragraph shall not apply to the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its current reports on Form 8-K or any other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (the "Exchange Act Documents"); and further provided that the Company shall promptly notify Registering Holders of the filing of any Exchange Act Documents except for such Exchange Act Documents specifically related to the offering of other securities and not to the Registerable Securities;

                 (viii) furnish to each Registering Holder and to each underwriter and selling agent, if any, at the expense of the Registering Holders as many copies of the prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Registering Holder or managing underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Class A Common Stock;





                                      25--

                 (ix) use its reasonable best efforts to (A) register or qualify the Class A Common Stock to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any Registering Holders and each placement or sales agent, if any, therefor and each underwriter, if any, thereof shall reasonably request in writing on a timely basis, (B) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and each underwriter, if any, to consummate the disposition in such jurisdictions of Class A Common Stock; provided that neither the Company nor Iridium shall be required for any such purpose to (w) qualify as a foreign corporation or foreign limited liability company in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this paragraph 5.01(a)(ix), (x) file a general consent to service of process in any such jurisdiction, (y) subject itself to taxation in any jurisdiction where it is not already subject to taxation or (z) make any changes to its Memorandum of Association or Bye-Laws or the LLC Agreement, as the case may be, or any agreement between it and its shareholders or members, as the case may be;

                 (x) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, in the U.S. or Bermuda which may be required to effect the registration or the offering or sale in connection therewith or to enable the Exchanging Holder(s) to offer, or to consummate the disposition of, their Class A Common Stock;

                 (xi) furnish to each Registering Holder, without charge, at least one conformed copy of such registration statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                 (xii) cooperate with the Registering Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Class A Common Stock to be sold, which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Class A Common Stock to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of the Class A Common Stock; and





                                      26--

                 (xiii) enter into and deliver all such customary agreements (including underwriting or purchase agreements), documents and take such other actions (including causing the delivery of opinions of counsel and "comfort" letters of independent certified public accountants) as are reasonably requested of the Company or Iridium to expedite or facilitate the disposition of the Class A Common Stock.

                 (b) Iridium hereby agrees to provide the Company with all assistance reasonably necessary for the Company to comply with its obligations under Section 5.01(a).

                 (c) Each Registering Holder, by execution and delivery of a Registration Notice, shall be deemed to have agreed that, upon receipt of any
(i) notice from the Company of the happening of any event of the kind described in Section 5.01(a)(iv)(B), (C) or (D), (ii) notice from the Company that it is in possession of material information that has not been disclosed to the public and the Company reasonably deems it to be advisable not to disclose such information in a registration statement or prospectus or (iii) notice from the Company that it is in the process of a registered offering of securities and the Company reasonably deems it to be advisable to have Registering Holders temporarily discontinue disposition of Class A Common Stock pursuant to the registration statement (in each case, such notice being hereinafter referred to as a "Suspension Notice"), such Registering Holder will forthwith discontinue disposition of Class A Common Stock pursuant to any registration statement and shall not be entitled to the benefits provided under Article VIII hereof with respect to any sales made by it in contravention of this subsection, until such Registering Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.01(a)(v) or a notice in accordance with
Section 5.01(a)(vi) hereof that any order suspending the effectiveness of the registration statement has been withdrawn, or, in the case of (ii) or (iii) above, until further notice from the Company that disposition of Registerable Securities may resume. Any Suspension Notice must be based upon a good faith determination of the Company Board that such Suspension Notice is necessary.
In the case of a Suspension Notice, if so directed by the Company, each Registering Holder by execution and delivery of a Registration Notice, shall be deemed to have agreed to deliver to the Company (at the expense of Iridium) all copies in its possession, other than permanent file copies then in such Registering Holder's possession, of the





                                      27--
prospectus covering such Class A Common Stock which is current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Class A Common Stock pursuant to any registration statement, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Registering Holders shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions or received notice that any order suspending dispositions of the Class A Common Stock has been withdrawn.

                 (d) By execution and delivery of a Registration Notice, each Registering Holder shall be deemed to have agreed that the Company may require such Registering Holder to (i) furnish in writing to the Company such information regarding such Registering Holder and such Registering Holder's intended method of distribution of its Class A Common Stock as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act and
(ii) enter into and deliver all such customary agreements (including underwriting or purchase agreements) and documents (including legal opinions) as are reasonably requested of such Registering Holder to expedite or facilitate the disposition of its Class A Common Stock. Each such Registering Holder, by execution and delivery of a Registration Notice, shall be deemed to have agreed to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Registering Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Registering Holder or such Registering Holder's intended method of distribution of its Class A Common Stock or omits to state any material fact regarding such Registering Holder or such Registering Holder's intended method of distribution of its Class A Common Stock required to be stated therein or necessary to make the statements therein not misleading in





                                      28--
light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Registering Holder or the distribution of its Class A Common Stock, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such Registering Holder, by execution and delivery of a Registration Notice, shall be deemed to have agreed to comply with the provisions of the Securities Act and the Exchange Act applicable to such Registering Holder with respect to the disposition by such Registering Holder of Class A Common Stock covered by such registration statement in accordance with the intended methods of disposition by such Registering Holder set forth in such registration statement.

                 Section 5.02. Registration of Additional Shares. The registration statement filed pursuant to this Article V, may, in addition to the shares of Class A Common Stock subject to registration rights set forth in
Article IV above, include other securities for sale for the Company's own account or for the account of any other person.

                 Section 5.03. Deferral Period. Notwithstanding the foregoing, if the Company shall furnish to the Registering Holders a certificate (the "Company Certificate") signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Company Board, acting reasonably and in the best interest of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed or for the Registering Holders to sell Class A Common Stock acquired pursuant to this Agreement under any such effective registration statement and it is therefore necessary to defer the filing of the registration statement or suspend the ability of the Registering Holders to sell Class A Common Stock acquired pursuant to this Agreement under an effective registration statement, each Registering Holder, by execution and delivery of a Registration Notice, hereby agrees that the filing of the registration statement shall be deferred, or the ability of such Registered Holder to sell Class A Common Stock acquired pursuant to this Agreement under an effective registration statement shall be suspended, for a period of not more than an aggregate of 120 days from the date of the Company Certificate; provided however, that the Company may not utilize this right more than one time in any twelve-month period and the 120-day period shall be reduced by any period of time in the prior six months covered by a Suspension Notice as to such Registering Holders under Section 5.01(c). Upon any delivery of a Company Certificate pursuant to this Section 5.03, each Registering Holder, by execution and delivery of a Registration Notice, shall be deemed to have agreed that it shall not dispose of its Class A Common Stock covered by the registration statement during the above-stated 120-day period other than pursuant to the





                                      29--
limitations applicable to "restricted securities" within the meaning of Rule 144 under the Securities Act and that any sale by such Registering Holder or its designee of such Class A Common Stock during this period shall be made only to a person who has agreed to comply with the provisions of this Section 5.03 for the balance of the 120-day period.

                 Section 5.04. Expenses. By execution and delivery of a Registration Notice, each Registering Holder shall be deemed to have agreed that (i) all registration expenses incurred in connection with any registration, qualification or compliance pursuant to this Article V, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and of the Company's accountants, blue sky fees and expenses and the expenses of any special audits incident to or required by any such registration, shall be borne by such Registering Holder pro rata on the basis of the number of shares of Class A Common Stock of such Registering Holder included in such registration and (ii) such Registering Holder shall pay its own selling expenses. Selling expenses shall mean all costs and commissions applicable to the sale of the Class A Common Stock and all fees and disbursements of counsel and other professionals. To the extent that the Company registers for primary offering additional securities pursuant to Section 5.02, Iridium shall bear the Company's pro rata share of the above referenced registration expenses and the Company's own selling expenses.

                 Section 5.05. Listing. The Company shall use its reasonable best efforts to list all Class A Common Stock covered by a registration statement filed pursuant to this Article V on each securities exchange or automated quotation system on which any of the Class A Common Stock is then listed unless the Company and Iridium agree not to have the Company do so.

VI.      Rule 144 Information.

                 With a view to making available to the Holders and Class A Holders the benefits of Rule 144 under the Securities Act ("Rule 144") and any other rule or regulation of the Commission that may at any time permit a Class A Holder to sell restricted securities or securities subject to Rule 145 under the Securities Act of the Company to the public without registration, the Company agrees to: (i) make and keep public information available, as required by Rule 144; (ii) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act





                                      30--
and the Exchange Act; and (iii) furnish to any Class A Holder forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,
(B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested in availing any Class A Holder of any rule or regulation of the Commission which permits the selling of any Class A Common Stock without registration.

VII.     Equal Treatment.

                 Nothing contained in this Agreement shall prohibit the Company from offering, following the Exchange Date, to purchase Class 1 Membership Interests held by a Holder for cash or any other consideration, or to exchange additional shares of its Class A Common Stock for Class 1 Membership Interests, all on such terms and conditions as the Company and such Holder may agree.

VIII. Indemnification.

                 Section 8.01. Indemnification by Iridium. Iridium will indemnify and hold harmless each Indemnified Person against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject, under the Securities Act or otherwise, that directly or indirectly arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the registration statement or the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, prepared pursuant to the transactions contemplated by this Agreement, and will reimburse such Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Iridium shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) in the case of indemnification of the Company or its officers and directors, an intentional act or omission of the Company of any such officers, directors or any employee of the Company which was contrary to any written instruction or request of Iridium or which amounted to willful misconduct on the part of such officer, director, employee or agent of the Company





                                      31--
who is not also an employee of Iridium, and (ii) in the case of a party other than the Company or its officers and directors, an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the registration statement or the prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.

                 Section 8.02. Indemnification by Registering Holders. Each Registering Holder, by execution and delivery of a Registration Notice, shall be deemed to have agreed that it will indemnify and hold harmless each Indemnified Person against any losses, claims, damages or liabilities to which such Indemnified Person may become subject, under the Securities Act or otherwise, that directly or indirectly arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the registration statement or the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the registration statement or the prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Registering Holder expressly for use therein; and will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim as such expenses are incurred.

                 Section 8.03. Proceedings. Promptly after receipt by an Indemnified Person of notice of the commencement of any action, suit or proceeding as to which a claim in respect thereof is to be made under this
Article VIII the Indemnified Person shall notify the party against whom the Indemnified Person intends to assert a claim for indemnification (an "Indemnifying Person") in writing of the commencement thereof, but the omission so to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person otherwise than under this Article. In case any such action shall be brought against any Indemnified Person and it shall notify the Indemnifying Person of the commencement thereof, the Indemnifying Person





                                      32--
shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person (which shall not, except with the consent of the Indemnified Person, be counsel to the Indemnifying Person), and, after notice from the Indemnifying Person to such Indemnified Person of its election so to assume the defense thereof, the Indemnifying Person shall not be liable to such Indemnified Person under such section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation. The Indemnifying Person shall not, without the written consent of the Indemnified Person, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of such Indemnified Person from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Person. No Indemnified Person shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution has been or may be sought hereunder without the prior written consent of the Indemnifying Person. By execution and delivery of a Registration Notice, each Registering Holder shall be deemed to have agreed to the provisions of this Section 8.03.

                 Section 8.04. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article VIII is for any reason held to be unenforceable by an Indemnified Person although applicable in accordance with its terms, the Indemnified Person on the one hand and the Indemnifying Person on the other hand shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Indemnified Person; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. As between the Indemnifying Person and





                                      33--
each Indemnified Person, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (a) the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other hand, from the offering of the Class A Common Stock included in such offering, and (b) the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. It is agreed that it would not be just and equitable if contribution pursuant to this Article VIII were to be determined by pro rata allocation or by any other method of allocation which does not take into account the relevant equitable considerations. For purposes of this Article VIII, each person, if any, who controls a party covered by the indemnity provisions of this Article VIII within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such party.
By execution and delivery of a Registration Notice, each Registering Holder shall be deemed to have agreed to the foregoing contribution provisions.

IX.      Representations and Warranties.

                 Section 9.01. Representations and Warranties of the Company. Each of the Company and Iridium represents and warrants to each of the Holders as follows:

                 (a) The execution, delivery and performance of this Agreement by the Company or Iridium, as the case may be, have been duly authorized by all requisite corporate or limited liability company action and will not violate any provisions of law, any order of any court or other agency of government, its organizational documents or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or Iridium, as the case may be.

                 (b) This Agreement has been duly executed and delivered by the Company or Iridium, as the case may be, and constitutes the legal, valid and binding obligation of the





                                      34--

Company or Iridium, as the case may be, enforceable in accordance with its terms.

                 Section 9.02. Representations, Warranties and Agreements of the Holders and the Registering Holders. Each of the Holders by execution and delivery of an Exchange Notice, and each Registering Holder by execution and delivery of a Registration Notice, shall be deemed to represent, warrant to and agree with each of the Company and Iridium as follows:

                 (a) The performance of this Agreement by such Holder or Registering Holder have been duly authorized by all requisite corporate, partnership or similar action and will not violate any provisions of law (assuming compliance by the Company and Iridium with all applicable federal or state securities laws), any order of any court or other agency of government, the organizational documents of the Holder or Registering Holder or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Holder or Registering Holder.

                 (b) This Agreement constitutes the legal, valid and binding obligation of the Holder or Registering Holder, enforceable in accordance with its terms.

X.  Effectiveness of Agreement.

                 This Agreement shall become effective only upon the first date on which the Company purchases Class 1 Membership Interests from Iridium.

XI.      Assignability.

                 Each of the Holders by execution and delivery of an Exchange Notice, and each Registering Holder by execution and delivery of a Registration Notice, shall be deemed to have agreed that, without the prior written consent of Iridium, the interest exchange and registration rights of a Holder or Class A Holder set forth in this Agreement shall not be assignable, in whole or in part, to any transferee of such Holder's Class 1 Membership Interests, or such Class A Holder's restricted securities.





                                      35--

XII. Miscellaneous.

                 Section 12.01. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided that this Agreement may not be assigned by any party hereto other than in compliance with the terms hereof.

                 Section 12.02. Notices. All notices and other communications provided for in this Agreement shall be in writing, shall be in the English language and shall be sufficiently given if made (i) by hand delivery or by telecopier and (ii) by reputable express courier service (charges prepaid) or by registered or certified mail (postage prepaid and return receipt requested)
(a) if to the Company, at the following address:

                          Iridium World Communications Ltd.
                          Clarendon House
                          2 Church Street
                          Hamilton HM 11
                          Bermuda
                          Attention:  The Secretary

                              Phone:  (441) 295-1422
                          Facsimile:  (441) 292-4720

or if to Iridium, at the following address:

                          Iridium, LLC
                          1575 Eye Street, N.W.
                          Washington, D.C. 20005
                          U.S.A.
                          Attention:  General Counsel

                              Phone:  (202) 326-5600
                          Facsimile:  (202) 326-5712

or at such other address as the Company or Iridium shall have furnished in writing one to the other (notice of any change from the Company to Iridium being binding upon any Holder), (b) if to any Holder, at the address maintained by Iridium on its books and records for such purpose (which Iridium agrees to make available to the Company at its request) and (c) if to a Class A Holder, at the address maintained by the Company on its books and records for such purpose. All such notices and other communications shall be deemed to have been duly given and delivered: when delivered by hand, if personally delivered; when receipt acknowledged,





                                      36--
if delivered by telecopier; five Business Days after being deposited with a reputable express courier service (charges prepaid); and seven Business Days after being deposited in the mail, postage prepaid, if delivered by United States or Bermuda mail (registered or certified mail, return receipt requested). Each of the Holders by execution and delivery of an Exchange Notice, and each Registering Holder by execution and delivery of a Registration Notice, shall be deemed to have agreed to the foregoing notice provisions.

                 Section 12.03. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                 Section 12.04. Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior understanding among such parties.

                 Section 12.05. Governing Law; Severability. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. If it shall be determined by a court of competent jurisdiction that any provision or wording of this Agreement shall be invalid or unenforceable under applicable law, such invalidity or unenforceability shall not invalidate this entire Agreement. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and, in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

                 Section 12.06. Amendments to the Agreement. This Agreement may not be changed or amended or the observance of any provisions waived without the written consent of each of the Company and Iridium. No consent to any such amendment by the Holders or the Class A Holders shall be required.

                 Section 12.07. Jurisdiction and Service of Process. Any suit, action or proceeding against any party with respect to this Agreement and any Holder or Registering Holder may be brought in a court of the United States sitting in the State of Delaware or, if jurisdiction is





                                      37--
lacking in such a court, in a court of record in the State of Delaware, and each party hereto, each Holder by execution and delivery of an Exchange Notice, and each Registering Holder by execution and delivery of a Registration Notice,
(i) irrevocably waives, to the fullest extent permitted by law, any objection that it may have, whether now or in the future, to the laying of venue in, or to the jurisdiction of, any and each of such courts for the purpose of any such suit, action, proceeding or judgment and further waives any claim that any such suit, action, proceeding or judgment has been brought in an inconvenient forum, and submits to such jurisdiction, (ii) agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of Delaware may be made upon The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, or such alternate process agent in the United States designated with respect to the party, Holder or Registering Holder in a writing delivered to Iridium and the Company (the "Process Agent"),
(iii) irrevocably appoints the Process Agent in its name, place and stead to receive and forward such service of any and all such writs, process and summonses, (iv) agrees that the failure of the Process Agent to give any notice of any such service of process to such party, Holder or Registering Holder shall not impair or affect the validity of such service or of any judgment based thereon, (v) agrees to appoint a substitute process agent, if the Process Agent is no longer able to so act for any reason whatsoever, which substitute process agent shall thereafter be deemed to be the Process Agent hereunder and to give notice of such appointment to Iridium and the Company and (vi) if the party is a government, irrevocably waives any and all claims of immunity in connection with the execution, performance and enforcement of this Agreement and others in any way related to this Agreement, including, without limitation, with respect to service of process, submission to jurisdiction, attachment and execution on property.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                           IRIDIUM WORLD COMMUNICATIONS LTD


                                           By:
                                                -----------------------------
                                                Name:
                                                Title:

                                           IRIDIUM LLC


                                           By:
                                                -----------------------------
                                                Name:
                                                Title:





                                      38--

                                                                         ANNEX A

                           LETTER OF REPRESENTATIONS

Iridium World Communications Ltd.
Iridium LLC
1575 Eye Street
Washington, DC 20006

Ladies and Gentleman:

                 The undersigned, an "Exchanging Holder" under the Interest Exchange Agreement (the "Exchange Agreement"), dated as of June __, 1997, by and between Iridium LLC ("Iridium") and Iridium World Communications Ltd. ("IWCL"), hereby acknowledges, represents, warrants, and agrees, on behalf of itself and its assigns, that in connection with the undersigned's exchange of Class 1 Membership Interests in Iridium for shares of Class A Common Stock of IWCL (its "Exchange") pursuant to the Exchange Agreement:

                 (i) Pursuant to the terms of the Exchange Agreement, the undersigned has duly and validly executed a Notice of Exchange Authorization agreeing to be bound by certain provisions of the Exchange Agreement. Each of the Exchange and the undersigned's execution, delivery and performance under the Notice of Exchange Authorization complies with all laws applicable to the undersigned or to which it is subject and does not violate, breach or conflict with any agreement to which it is a party or by which it is bound. The Notice of Exchange Authorization is and will be valid, binding and enforceable against the undersigned in accordance with its terms.

                 (ii) The undersigned has obtained all consents or approvals required by governmental entities that are necessary in connection with the Exchange and its execution, delivery and performance under the Notice of Exchange Authorization.

                 (iii) Each of the Exchange and the undersigned's execution, delivery and performance under the Notice of Exchange Authorization does not violate any laws which pertain to the offer or sale of securities generally in any jurisdiction to which the undersigned may be subject or in any jurisdiction which may claim a right to regulate such offer to, or purchase by, the undersigned (it being expressly understood that the undersigned is not giving a representation or warranty as to whether IWCL or Iridium has complied with the federal or state laws of the United States which pertain to the offer or sale of securities).

                 (iv) Neither IWCL nor Iridium has rendered any investment advice to the undersigned in connection with the Exchange. The undersigned has had access to such financial and other information concerning IWCL and Iridium as it has deemed necessary in connection with its decision to effect the Exchange. In electing to effect the Exchange the undersigned has relied only on the advice of its own advisors.

                 (v) The certificates representing the shares of Class A Common Stock of IWCL to be received by the undersigned in connection with the Exchange will bear such legend or legends, consistent with the terms of the Exchange Agreement, as IWCL, Iridium or their respective legal counsel deems necessary or desirable.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE WOULD BE REQUIRED THEREBY


Date:

                                        Very truly yours,




                                        ----------------------------
                                        [Exchanging Holder]
                                        By:
                                        Title:

                                                                         ANNEX B




                       RESTRICTED SECURITIES CERTIFICATE


                 The undersigned, an "Exchanging Holder" under the Interest Exchange Agreement (the "Exchange Agreement"), dated as of June __, 1997, between Iridium LLC ("Iridium") and Iridium World Communications Ltd. ("IWCL"), hereby acknowledges, represents, warrants, and agrees, on behalf of itself and its assigns, that:

                 (i) Any shares of Class A Common Stock of IWCL issued to the undersigned upon exchange of Class 1 Membership Interests in Iridium pursuant to the Exchange Agreement prior to the effectiveness of a registration statement filed with the U.S. Securities and Exchange Commission pursuant to Article IV of the Exchange Agreement in respect of such shares (a) have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), (b) have been issued in reliance on exemptions from such registration provided in Section 4(2) of the Securities Act and Regulation S under the Securities Act and applicable exemptions under the state securities laws, and (c) shall be "Restricted Securities".

                 (ii) It shall not sell, transfer, assign, pledge or otherwise encumber or dispose of, directly or indirectly (collectively, "Transfer") any Restricted Securities prior to the date which is two years after the later of (a) the date of original issue to the undersigned or (b) the last date on which the undersigned was an affiliate of Iridium or IWCL, unless (1) for so long as the Restricted Securities are eligible for resale pursuant to Rule 144A under the Securities Act, the Transfer is made to a person the undersigned reasonably believes is a "qualified institutional buyer" (a such term is defined in Rule 144A, a "QIB") that is purchasing for its own account or the account of a QIB to whom notice is given that the Transfer is being made in reliance on Rule 144A,(2) the Transfer is made outside the United States to a person who is not a "U.S. Person" in a transaction meeting the requirements of Rule 904 under the Securities Act, (3) the Transfer does not violate any United States federal or state securities laws or any of the rules and regulations promulgated thereunder (collectively, the "U.S. Securities Laws") or the securities laws of any other jurisdiction and, prior to effecting such Transfer, the undersigned provides an opinion of counsel satisfactory to each of IWCL and Iridium that such Transfer is in accordance with the U.S. Securities Laws or (4) the Transfer is effected in accordance with the terms of the Exchange Agreement.

                 (iii) It is not acquiring the Restricted Securities with a view to, or for the offer or sale in connection with, any distribution in violation of the Securities Act.

                 (iv) It shall provide to any person purchasing any Restricted Securities from it a notice advising such purchaser that Transfers of the Restricted Securities are restricted as set forth herein and in the Exchange Agreement.

                 (v) IWCL, Iridium and others will rely upon the undersigned's confirmations, acknowledgments and agreements set for herein and in the undersigned's Notice of Exchange Authorization, and the undersigned will notify IWCL and Iridium promptly in writing if any of its representations or warranties herein or therein ceases to be accurate and complete.

                 THIS CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE WOULD BE REQUIRED THEREBY


Date:




                                            ----------------------------
                                            [Exchanging Holder]
                                            By:
                                            Title:

                                                                         ANNEX C




                        NOTICE OF EXCHANGE AUTHORIZATION


                 The Board of Directors of Iridium LLC ("Iridium") has authorized an exchange of Class 1 Interests into shares of Class A Common Stock of Iridium World Communications Ltd. ("IWCL") pursuant to the Interest Exchange Agreement, dated as of June __, 1997, between Iridium and IWCL (the "Interest Exchange Agreement"). A copy of the Interest Exchange Agreement is attached to this Notice. By executing a copy of this Notice, the undersigned agrees, on behalf of itself and its assigns, to be bound by (i) the provisions of the Interest Exchange Agreement applicable to "Holders" and "Class A Holders" and,
(ii) if the undersigned or its successors or assigns elect to participate in any registration of Class A Common Stock under the Interest Exchange Agreement, the provisions of the Interest Exchange Agreement applicable to a "Registering Holder".


                                       IRIDIUM LLC

                                  By:
-------------------------              -----------------------
Date                                       Secretary





Agreed to and accepted:


-------------------------
[Exchanging Holder]
By:
Title:

                                                                         ANNEX D


                              REGISTRATION NOTICE


                 The undersigned holder of Class 1 Membership Interests of Iridium LLC or shares of Class A Common Stock of Iridium World Communications Ltd. ("IWCL") hereby notifies IWCL pursuant to the Interest Exchange Agreement, dated as of June __, 1997, between Iridium LLC ("Iridium") and IWCL (the "Interest Exchange Agreement") that it wishes to have registered with the Securities and Exchange Commission the specified number of shares of Class A Common Stock which are either currently owned by the undersigned or issuable upon exchange of Class 1 Membership Interests currently owned by the undersigned and as to which the undersigned has delivered an Exchange Notice to Iridium. A copy of the Interest Exchange Agreement is attached to this Notice. By executing a copy of this Registration Notice, the undersigned agrees, on behalf of itself and its assigns, to be bound by the provisions of the Interest Exchange Agreement applicable to "Registering Holders" or to "Holders" or "Class A Holders" that have requested registration of "Registerable Securities" under the Interest Exchange Agreement.


---------------------
[Exchanging/Registered Holder]
By:
Title:



         Number of Securities to be Registered:

         _________________ shares of Class A Common Stock, of which
         _____________ are issuable upon exchange of Class 1 Membership
         Interests.